Exhibit 10.1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SUPPLY AGREEMENT
This Supply Agreement (this "Agreement") is made effective as of June 15, 2017 (the "Effective Date"), by and between Life Technologies Corporation, having offices at 5823 Newton Drive, Carlsbad, California 92008 ("LTC") and OpGen Inc., having an office at 708 Quince Orchard Road, Gaithersburg, Maryland 20878, ("Company").  Each of LTC and Company will be a "Party" hereto, and together the "Parties".
RECITALS
WHEREAS, Company develops, manufactures and markets qPCR assays;
WHEREAS, LTC develops, manufactures, markets and services real-time PCR instruments for use with qPCR assays;
WHEREAS, Company intends to place the LTC Product (including service contracts) at customer sites for use with Company's Products under reagent rental agreements; and
WHEREAS, LTC is willing to sell the LTC Product to Company for Company's leasing of the LTC Product for use with Company Products under Reagent Rental Programs.
AGREEMENT
NOW, THEREFORE, in consideration of these premises, and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties agree, intending to be legally bound, as follows:
1.   Definitions.  The terms in this Agreement with initial letters capitalized, whether used in the singular or the plural or any other cognate, will have the meaning set forth below or, if not listed below, the meaning designated in places throughout this Agreement.
1.1   "Affiliate" with respect to a specified Party to this Agreement means any other entity that, as of the Effective Date or thereafter, directly or indirectly controls, is directly or indirectly controlled by, or is directly or indirectly under common control with such specified Party, provided however, that in each case any such other entity will be considered to be an Affiliate only during the time period during which such control exists.  For purposes of this definition, "control" (including "controlling," "controlled by," and "under common control with") means owning fifty percent (50%) or more of the outstanding voting securities of an entity, or otherwise possessing, directly or indirectly, the power to direct or cause the direction of the management and policies of an individual, association, or other entity, whether through the ownership of voting securities, by contract or otherwise.
1.2    "Agreement" means this agreement including all Exhibits.
1.3    "Applicable Law" means, with respect to any Party to this Agreement, all domestic or foreign federal, state or local statute, law, ordinance, rule, administrative interpretation, regulation, order, writ, injunction, directive, judgment, decree, policy, guideline or other legal requirement (whether legislatively, judicially, or administratively promulgated) applicable to such Party or its Affiliates, properties, assets, officers, directors, employees or agents.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.4     "Company Affiliate" means only those Affiliates listed in Exhibit F attached hereto.
1.5     "Company Customer" means an end-user purchaser of Company Product purchased from Company or a Company Affiliate or Company Distributor.
1.6    "Company Distributor" means only those distributors listed in Exhibit F attached hereto.
1.7    "Company Product" means the products (developed or in development by Company) that are described in Exhibit A attached hereto, including, but not limited to secondary analysis software modules.  Additional products may be added as Company Products by the written agreement of the Parties.
1.8     "Confidential Information" has the meaning set forth in Section 12.4.
1.9     "Diagnostic Field" means the in vitro measurement, monitoring, observation or determination of attributes, characteristics, diseases, traits or other conditions of a human being, in all cases in order to diagnose, medically manage, cure, mitigate, treat or prevent disease of the human being from which the specimen(s) was (were) taken.
1.10   "Joint System" means the combination of Company Product with LTC Dx Product.
1.11   "Labeling" means all written, printed or graphic matter upon a Product or its container or accompanying a Product e.g., labels, cartons, packaging, package inserts, instruction sheets, operating and maintenance manuals, posters/display materials containing printed or graphic information, and promotional pieces).  Labeling includes anything written that supplements or explains a Product and that is disseminated.  Labeling may accompany the Product or may be sent before or after the Product is shipped.
1.12   "LTC Research Product" means QuantStudio® 5 real-time PCR instrument listed in Exhibit B, for research use only.
1.13   "LTC Dx Product" means the QuantStudio® 5 Dx real-time PCR instrument listed in Exhibit B that will be offered commercially once it has been approved for CE-IVD marking. LTC currently is seeking to gain approval for CE-IVD marking of the LTC Dx Product and will make such LTC Dx Product available for Company to purchase under the terms of this Agreement after such approval for CE-IVD marking is achieved by LTC.
1.14   "LTC Product" means the LTC Research Product and, when available, the LTC Dx Product, as applicable.  Additional products may be added to LTC Product by the written agreement of the Parties.
1.15   "Product" means either a Company Product or a LTC Product.
1.16   "Quarter" means a three month calendar quarter commencing on January 1, April 1, July 1 or October 1 of each calendar year.
1.17   "Reagent Rental Program" means a contract between Company, a Company Affiliate, or a Company Distributor and a Company Customer in which the LTC Product is placed in the Company Customer's laboratory in exchange for purchase of Company Product over a period of time, [***********************************************************************************************].

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.18   "Regulatory Authority" means the United States Food and Drug Administration and/or any national, supra-national (e.g., the European Commission, the Council of the European Union, or the European Agency for the Evaluation of Medicinal Products), regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity in each country or supra-national territory of the world having jurisdiction over granting a regulatory approval for a Product.
1.19   "Regulatory Documentation" has the meaning set forth in Section 5.1(c).
1.20   "Territory" means only those countries listed on Exhibit E, inclusive.
2.   Authorization
2.1   Use Authorization.
LTC authorizes Company to lease LTC Product under a Reagent Rental Program with Company Customers solely for Company Customers' use with Company Product in the Diagnostic Field and in the Territory.  Company will purchase such LTC Product directly from LTC. Company may transfer title of the LTC Product to Company Affiliates and Company Distributors for subsequent lease under a Reagent Rental Program with Company Customers in the Diagnostic Field in the Territory under terms no less restrictive than those set forth herein for Company. For clarity, Company, Company Affiliates, and Company Distributors are not permitted to lease or resell any LTC Product to Company Customers on a stand-alone basis without LTC's prior written consent.
Company, Company Affiliates or Company Distributors, as applicable, will retain title to the LTC Product at all times, unless (i) Company has obtained LTC's prior written consent to transfer such title, such approval not to be unreasonably withheld, or (ii) the terms of an applicable Reagent Rental Program permit title to the LTC Product to pass to the Company Customer at the end of the program term which will be no less than [**********].  Unless otherwise agreed to in writing by the Parties, use of third party lessors is expressly prohibited.
2.2   No Implied License. This Agreement does not convey any right, licenses or sublicenses under any patents or intellectual property, except for those rights expressly set forth in Section 2.1.  Nothing in this Agreement will be construed as conferring explicitly or by implication, estoppel or otherwise any license, right or immunity under any patents or patent applications that LTC (and its successors, Affiliates and assigns, and successors, Affiliates and assigns of each of the foregoing) now owns or holds a license to, or acquires or obtains a license to in the future, other than the specifically identified rights granted under Section 2.1.
3.   Order and Supply.
3.1   Purchase Orders.  When Company desires delivery of LTC Product, it will submit to LTC a purchase order (a "Purchase Order") to the e-mail address set forth below for the amount of LTC Product desired.  Each Purchase Order will specify: (a) the type and quantity of each LTC Product desired, (b) the delivery address, (c) the price(s) from Exhibit B and (d) the requested date(s) of delivery.
[**********************]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.2   Forecasts.  Within fifteen (15) days following the Effective Date and not less than [*************]prior to the first day of each subsequent Quarter Company will provide LTC with a rolling four-quarter forecast of its requirements of the number of LTC Product that Company estimates as necessary quantities during the following four Quarters (the "Supply Forecast").  The [*************] of each Supply Forecast will be binding on Company (the "Binding Forecast"). LTC will have the right to reject the portion of any such forecast which exceeds by [**********] or more the immediately preceding forecast for such Quarter.  In the absence of an updated Supply Forecast provided by Company, the then most recent Supply Forecast will be deemed to be the current Supply Forecast, with the applicable Quarter becoming the Binding Forecast.  LTC will use commercially reasonable efforts to accommodate additional orders of LTC Product by Company that exceed the forecasts subject to the lead times set forth below.
3.3   Lead Time. For quantities of LTC Product that are within the binding portion of the forecast set forth above, LTC will deliver such units of LTC Product within[****************************************************************************************
****************************************************************************
*********, lead time will be determined by LTC on a case by case basis and will be communicated by LTC to Company. For quantities of LTC Product that exceed the forecast amounts, LTC will respond within [***************] of receiving the Purchase Order, notifying Company whether or not LTC can deliver the amount of LTC Product in the requested timeframe. If and only if LTC confirms it can deliver such quantity within the requested timeframe, such Purchase Order will be binding on LTC.
3.4   No Other Terms and Conditions.  If a sales acknowledgment, invoice, Purchase Order, or other document submitted by either Party contains terms or conditions conflicting with or additional to the terms and conditions of this Agreement, the Parties hereby reject such terms and conditions, and the terms and conditions of this Agreement will prevail unless otherwise expressly agreed to in writing by both Parties.
3.5   Delivery; Payment.
(a)   Shipment.  LTC will package the LTC Product in a manner designed to protect the LTC Product from damage in the ordinary course of delivery.  Cost, shipment, transfer of risks and property will be made [***************************] to the delivery location designated by Company. Company will select a major international carrier. LTC will recommend conditions and packaging for shipping and will arrange for the shipment of the LTC Product in accordance with Company's instructions (e.g., use of Company's freight account, insurance, etc.), and Company will pay the cost of shipping as reflected in the corresponding invoice. Prior to shipment, Company may be required to complete a credit application for determination of adequate credit limit for the invoicing process under Section 3.7.  If Company does not secure a credit line sufficient to cover a purchase order, prepayment may be required.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)   Product Acceptance.  Company will have [***********] after receipt by Company or Company Customer, as applicable, of the LTC Product to inspect the LTC Product and inform LTC of any defect or shortfall.  In addition, Company must promptly return a rejected LTC Product to LTC, C.O.D., in a condition no worse than that delivered to Company or Company Customer, as applicable and in the LTC Product's original containers and packing material. LTC, at its option, may repair the LTC Product or replace the LTC Product with an identical LTC Product. Shipping charges will be credited. After [************], such LTC Product will be deemed accepted by Company. [*************************************************************************************************************************************************************************************].
3.6   Installation and System Familiarization. Installation of the LTC Product will be performed by LTC service representatives under LTC's standard terms. Lead time to perform installation is [**************] following delivery of the LTC Product. LTC service representative will provide system familiarization for [******************] at the time of installation at Company Customer site. Company is responsible for providing any assay-specific training.
3.7   Invoicing.  Upon or after shipment of the LTC Product from LTC to Company or Company Customer, LTC will invoice Company for the amount of LTC Product delivered.  Invoiced amounts are payable in the currency indicated in Exhibit B to the address indicated in LTC's invoice.  Company will make payments for the LTC Product within [************] following the date of Company's receipt of the invoice, unless required to prepay prior to delivery due to insufficient credit line.
3.8   Prices and Payments.  Company will pay LTC for each LTC Product and/or corresponding service plan the prices indicated on Exhibit B attached hereto.  An example of service plan features is set forth in Exhibit C. All prices indicated on Exhibit B [**********]
***************************************************************].  LTC may, in its sole discretion, increase such prices up to [**] each year. LTC will issue a sales quote to Company no later than November 1 of each calendar year during the term of this Agreement setting forth the prices for each LTC Product and the corresponding service plans effective for the following calendar year as contemplated in this Section 3.8.
3.9   Instrument Warranties and Service Contracts.  The warranty described in Exhibit G applies to LTC Product upon purchase of such LTC Product. Company may purchase Extended Warranty Service Contracts (individually, a "Service Contract"), for each LTC Product purchased pursuant to this Agreement. The price and ordering terms for each Service Contract are set forth on Exhibit B. LTC will provide service under the Service Contracts pursuant to the Instrument Services Terms and Conditions set forth on Exhibit D.
4.   Representations and Warranties.  The following representations and warranties will apply solely to the sales of the LTC Product by LTC to Company pursuant to this Agreement:
4.1   LTC Warranties.  LTC provides the representations and warranties to the Company set forth on Exhibit H.
The warranties set forth on Exhibit H are for the benefit of Company only.  They do not run to the benefit of any of Company Affiliates, Company Distributors or Company Customers. THE WARRANTIES SET FORTH IN EXHIBIT H ARE EXCLUSIVE, AND LTC MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.2   Negation of Warranty.  Company acknowledges that nothing in this Agreement will be construed as:
(a)   a warranty or representation by LTC as to the validity, enforceability or scope of any patent;
(b)   a warranty or representation by LTC that the use or resale of the LTC Product delivered hereunder, the use of any LTC Product either alone or in combination with other products, with Company Product or with any other products of entities other than LTC, or that the operation of any process incorporating any LTC Product is or will be free from infringement of patents or other intellectual property of third parties;
(c)    an obligation on LTC to bring or prosecute actions or suits against third parties for infringement;
(d)   except as expressly set forth herein, conferring the right to use in advertising, publicity or otherwise any Trademarks or any contraction, abbreviation, simulation or adaptation thereof, of LTC;
(e)   an obligation on LTC to furnish any know-how.
4.3   Company Warranties.  Company hereby represents and warrants to LTC that:
(a)   Company has now and throughout the Term of the Agreement will maintain the technical and other requisite competencies to determine the suitability of LTC Product purchased hereunder for the uses to which Company will put such LTC Product.
(b)   Company will perform diligently sufficient inspection to confirm the suitability of the LTC Product for the uses to which Company will put such LTC Product.
(c)   Company will be responsible for obtaining any required third party intellectual property rights with respect to the use by Company and its direct and indirect customers of the LTC Product with Company's Products.
(d)   Company will comply with all Applicable Laws relating to the labeling, marketing, storage, shipment, and placing of LTC Product in the Territory, and relating to the performance of Company's duties and obligations under this Agreement.  For purposes of clarification, Company's compliance must include, but not be limited to, each and all of the following:
i.	the legal requirements established by the nation in which Company is located; and
ii.	the legal requirements established by each nation or jurisdiction to which Company is placing LTC Product.
(e)   Company acknowledges and agrees that it will not export, re-export, sell, or otherwise distribute, and/or knowingly or with reckless disregard allow the export, re-export, sale, or other distribution, of LTC Product, either directly or indirectly, to a customer or nation or jurisdiction to which LTC or its Affiliates could not directly export, re-export, sell, or otherwise distribute the item pursuant to the United States export control statutes and regulations.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(f)   Company will comply with the United States Foreign Corrupt Practices Act ("FCPA"), and will not take any action that would cause LTC or any of its Affiliates to be in violation of the FCPA.  As part of such compliance, Company represents that it will not offer or make any improper payments of money or anything of value to a non-United States government official in connection with this Agreement.  Company will not offer or make improper payments to a third party knowing, or suspecting, that the third party will give the payment, or a portion of it, to a government official.
(g)   Company will place LTC Product only in the Territory; provided, however, that Company acknowledges and agrees that under no circumstances will the Territory include a nation that is subject to a comprehensive trade embargo by the United States.
5.   Regulatory and Quality Matters.
5.1   Regulatory Clearance or Approval of Company Product.
(a)   Regulatory Responsibility for Company Product. Company will be solely responsible for all regulatory matters and filings (including compilation and maintenance of required technical files) related to the Company Product, including without limitation all filings and applications, approvals, clearances, complaint-handling, quality assurance program, recordkeeping, and all other pre-marketing and post-marketing statutory and regulatory requirements applicable to the Company Product.
(b)   Regulatory Responsibly for LTC Product. Company acknowledges that the LTC Research Product has not been cleared, approved, registered or otherwise qualified (collectively, "Approval") by LTC with any regulatory agency for use in diagnostic or therapeutic procedures, or for any other use requiring compliance with any federal or state law regulating diagnostic or therapeutic products, blood products, medical devices or any similar product. LTC will be under no obligation to (i) pursue regulatory clearance in connection with the LTC Products, or (ii) provide documentation to Company in any regulatory matters related to the LTC Product, including without limitation design history, filings and applications, complaint handling or any other pre-marketing and post-marketing statutory and regulatory requirements. Company acknowledges that currently, LTC is seeking Approval for CE-IVD marking of the LTC Dx Product, but such Approval has not been received as of the Effective Date, and that the LTC Dx Product will not be available under this Agreement until such Approval is received.
(c)   Registrations.  Company will own and hold and will have all right, title and interest in and to all registrations, applications, approvals, and clearances with respect to the Company Product that have been or will be filed in the name of Company.  Company, at its sole expense, except as otherwise provided in this Agreement, will be responsible for completing and maintaining all documentation, including registration certificates, technical files (e.g., the international products technical file) and all legal documentation required for regulatory approvals and clearances for marketing the Company Product as used with the LTC Product in the Territory (herein referred to as "Regulatory Documentation"), as the case may be.  Company will provide LTC with notification of each regulatory clearance for each Company Product including the country, specific product name, and intended use of said product solely for LTC's files and internal reference, and not for distribution of any kind without Company's prior written consent.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)    Quality.  Company will be responsible for all quality aspects pertaining to Company Product and LTC will be responsible for quality aspects pertaining solely to LTC Product. Roles and responsibilities of LTC and Company relating to the manufacture, quality control and delivery of the LTC Dx Product are defined in Exhibit I.
6.   Software Support.
6.1   General Software Support. The LTC Product is intended to store results in a file that can be read by Company for secondary analysis.  Company will be responsible for developing any secondary analysis software and its use with the LTC Product.  LTC will use commercially reasonable efforts to provide Company with sufficient documentation reasonably necessary to enable Company to read and interpret the data file.
6.2   Third Party Software. Company hereby acknowledges that installation of any Company Product or third party software on the LTC Product is expressly prohibited.  Company Product including interpretive software and other third party software applications which may be necessary may be installed only on computers that are separate from the LTC Product computer.  Notwithstanding the foregoing, in the event a third party software is installed on the LTC Product, LTC will not be liable for or required to provide any support for issues that arise from or relate to the installation and use of such third party software.
7.   Technical Support.
7.1   Training & Technical Support.  Company will be responsible for all customer support and training associated with the Company Product and its use in conjunction with the LTC Product.  LTC's technical support and training for the LTC Product will be available for customers using the LTC Product with the Company Product under LTC's usual and customary terms and conditions.
7.2   Upgrades to Instruments and LTC Software.  LTC will use commercially reasonable efforts to notify Company in advance of any change to any software updates to LTC Product as soon as is reasonably practicable after LTC resolves to make such change.
8.   Marketing
8.1   Marketing Material. Each Party agrees to submit to the other Party all marketing material that reference the other Party's Product for approval prior to use of such materials.  The Party receiving such request will use commercially reasonable efforts to promptly review and approve such submitted materials, such approval not to be unreasonably conditioned, delayed, or denied.  For marketing materials, including, without limitation, product insert, user guide, sales brochures, advertisements and commercial websites where reference is made to LTC Product, Company may use content taken verbatim from LTC Product's product insert/user guide ("Standard Language") with no prior approval required from LTC. For any deviations from such Standard Language, Company agrees to submit such proposed deviations from such Standard Language to LTC for approval prior to use in aforementioned marketing materials. Company agrees not to publish or disseminate any marketing materials with deviated language until it receives authorization from LTC to do so.  For the avoidance of doubt, this Agreement does not require a Party to promote or market the other Party's Products.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.2   No Additional Fees. Except as set forth in Section 3.8, no commissions, finder's fees or other compensation will be payable by one Party to the other Party pursuant to this Agreement.  Unless otherwise agreed to by the Parties, each Party will bear its own costs with regard to its marketing activities, including but not limited to, all translation costs.
8.3   Publicity.  Each Party agrees to submit to the other Party all advertising, sales promotions, press releases and other publicity materials relating to the products of the other Party.  Each Party further agrees not to publish or use such advertising, sales promotions, press releases, or publicity materials without the other Party's prior written approval.  Neither Party will use the name or any trademark, trade name, logo or symbol of the other Party, or disclose any matters relating to this Agreement, in any advertising, promotion, press/publicity releases, written articles or other communications without the prior written consent of such other Party.
9.      Branding and Trademarks.  Company Product will be branded with the Company trade dress and trademarks.  LTC Product will be branded with the LTC trade dress and trademarks. Neither Party will use the trademark of the other Party without the express written consent of the other Party, and, if such consent is granted, will use the other Party's trademark only to perform its obligations or exercise its rights hereunder.  Neither Party will adopt or use as a trademark, trade name, business name or corporate name or part thereof any word or symbol or combination thereof that is identical or confusingly similar to any trademark, trade name, business name or corporate name of the other Party.
10.    Non-Exclusivity.  Neither Party is restricted from selling or marketing its own products for use in, or for resale as part of, a system in combination with any product(s) of any third party(ies) in any field.
11.   Term and Termination.
11.1   Term. This Agreement will commence on the Effective Date and, unless terminated earlier pursuant to this Section 11, will expire three (3) years thereafter; provided, however, this Agreement will renew automatically for three (3) additional one (1)-year terms, unless either Party hereto gives notice in writing to the other of its intention not to renew the Agreement, such notice to be given at least ninety (90) days before the end of the initial term or any renewal term, as the case may be.
11.2   Termination. This Agreement may also be terminated at any time:
(a)    by mutual written consent, signed by an authorized representative of each of the Parties;
(b)    by the non-breaching Party, in the event that the breaching Party materially breaches its obligations under this Agreement and has not cured such breach within a reasonable period (not to be less than sixty (60) days following written notice of such breach);
(c)    in the event either Party determines in its reasonable and sole discretion that this Agreement will compromise its regulatory clearance or approval with any Regulatory Authority for any Product of the respective Party;

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.3   Consequences of Termination. The provisions of this Agreement that by their nature and context are intended to survive the performance and termination or expiration of this Agreement by the Parties will so survive the completion of performance and termination and expiration of this Agreement, including the making of any and all payments due hereunder.  In particular, and without limitation, the terms set forth in Sections 1, 3.8, 3.9, 4, 5, 11.3, and 12 will survive the termination or expiration of this Agreement.  For the avoidance of doubt, termination or expiration of this Agreement will not terminate: (a) the right of Company, Company Affiliates and Company Distributors and Company Customers to use, sell and lease any LTC Product purchased or the subject of an accepted Purchase Order prior to the time of such termination or expiration of this Agreement; (b) either Party's obligations set forth in any unfulfilled Purchase Order that was accepted prior to such termination or expiration of this Agreement; (c) either Party's performance obligations set forth in any services agreement or other agreement existing at the time of termination or expiration of this Agreement; or (d) any lease relating to any LTC Product between Company, a Company Affiliate or Company Distributor and a Company Customer that is in existence at the time of such termination or expiration of this Agreement.
12.   Miscellaneous Provisions.
12.1   Intellectual Property. Unless expressly agreed to by the Parties hereto, under no circumstances will a Party, as a result of this Agreement, obtain any ownership interest or other right in any invention, discovery, composition or other technology, software, know-how, scientific, technical or other data or in any patent right, trademark, copyright or other intellectual property right, of the other Party (including without limitation those owned, controlled or developed by the other Party at any time pursuant to this Agreement).
12.2   Indemnity.
(a)   Each Party will defend, indemnify and hold harmless the other Party, its officers, directors, Affiliates, agents, and employees, and its successors in interest and assigns, from all losses, liabilities, damages and expenses (including reasonable attorneys' fees and costs) ("Losses") resulting from any claims, demands, actions, proceedings, or suits brought by third parties ("Claims")arising from: (i) any actual or claimed infringements of a third party's intellectual property rights in the Territory by marketing materials related to the combination of both Parties' Products (but only to the extent such Party is responsible for the content of such marketing materials); (ii) any  representation, warranty, statement or commitment made or given by the indemnifying Party or its Affiliates on behalf of the other Party or concerning the other Party or its Affiliates or any product of the other Party or its Affiliates that is not authorized in writing by the other Party or that is false or misleading when compared to the marketing materials and other written descriptions provided by the other Party; (iii) any marketing activities of the indemnifying Party or its Affiliates that do not accurately describe or represent the other Party's products based upon the statements and descriptions in the marketing materials and other written descriptions provided by the other Party; and (iv) the indemnifying Party's gross negligence or willful misconduct.
(b)   Company will indemnify, defend and hold harmless LTC, its Affiliates, and their respective directors, officers, employees and agents (the "LTC Indemnified Parties") from all Losses that any of LTC Indemnified Parties may suffer as a result of any Claims arising out of or relating to (i) Company's, Company Affiliates', Company Distributors' or Company Customers' use (or misuse) of the LTC Product; (ii) Company's, Company Affiliates', Company Distributors', or Company Customers' transfer, lease, sale, resale or use of any LTC Product or Company Product; (iii) Company's, Company Affiliates', Company Distributors' or Company Customers' breach of any representation, warranty or covenant under this Agreement; and/or (iv) Company's, Company Affiliates', Company Distributors', Company Customers'  recklessness or willful misconduct.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

12.3   LIMITATION OF LIABILITY.  EXCEPT FOR EACH PARTY'S INDEMNITY OBLIGATION IN SECTION 12.2 (INDEMNIFICATION) OR  A PARTY'S BREACH OF SECTION 12.4 (CONFIDENTIALITY), NEITHER PARTY NOR ANY OF ITS RESPECTIVE REPRESENTATIVES OR AFFILIATE SHALL BE LIABLE TO THE OTHER PARTY OR ANY OF ITS RESPECTIVE REPRESENTATIVES OR AFFILIATE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES (INCLUDING BUT NOT LIMITED TO LOSS OF FUTURE OR ANTICIPATED PROFITS, LOSS OF FUTURE OR ANTICIPATED REVENUES, LOSS OF FUTURE BUSINESS OR BUSINESS OPPORTUNITIES, LOSS OF INVESTMENTS, GOODWILL, CONTRACTS, OR OTHER MONETARY LOSS, LOSS OF RESEARCH TIME OR RESEARCH EFFORTS, OR LOSS OF FUTURE PROJECTS, LOSS OF COST SAVINGS, OR LOSS OF CONTRACTS) ARISING FROM OR IN CONNECTION WITH THIS AGREEMENT.  THE FOREGOING WILL APPLY REGARDLESS OF WHETHER SUCH DAMAGES ARE BASED ON TORT, WARRANTY, CONTRACT, OR ANY OTHER LEGAL THEORY, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY REMEDY.
THE LIABILITY OF EACH PARTY FOR DAMAGES OR ALLEGED DAMAGES HEREUNDER, WHETHER IN TORT, WARRANTY, CONTRACT OR OTHERWISE, IS LIMITED TO, AND WILL NOT EXCEED, THE OTHER PARTY'S DIRECT DAMAGES.
12.4   Confidentiality. The Parties agree that: (i) the terms of this Agreement, and (ii) confidential information disclosed orally, in writing or in any other tangible or intangible form, including but not limited to financial, marketing, technical, non-technical and/or scientific information, in each case relating to each Party's business or products ("Confidential Information"), will be treated as confidential by the other Party during the term of this Agreement and for a period of five (5) years following the termination or expiration of this Agreement.
The Parties agree that they will hold in strict confidence and will not disclose, directly or indirectly, to any third party or use, either before or after the expiration or termination of this Agreement, any Confidential Information, without the prior written consent of the Party which has disclosed the Confidential Information.  This obligation will survive the expiration or termination of this Agreement.
In this regard, each Party agrees to maintain the Confidential Information in confidence and will take at least the same precautions to avoid disclosure of the Confidential Information as those it would take with its own Confidential Information.
It is also agreed between the Parties that all Confidential Information will remain the sole and exclusive property of the disclosing Party.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

No Confidential Information of either Party will be used by the other Party under any circumstances for any purpose other than fulfilling its obligations hereunder.
Confidential Information does not include information that:
(a)	is in or hereafter enters the public domain through no fault of the Party who has received it;
(b)	has been obtained from a third party having the right to use and disclose the same;
(c)	is in the possession of the Party who received it prior to its receipt from the disclosing Party, as evidenced by records predating such receipt;
(d)	is independently developed by the receiving Party, without reference to information received hereunder, as evidenced by such Party's written records:
(e)
is required to be disclosed by Applicable Law, or pursuant to an order or regulation of a court, tribunal or governmental authority; provided however, that in such case, (i) the disclosing Party will notify the non-disclosing Party as early as reasonably practicable prior to disclosure to allow the non-disclosing Party to take appropriate measures to preserve the confidentiality of such information and (ii) the disclosing Party will limit the disclosure to only such information that is expressly required by the Applicable Law, court order or regulation requiring such disclosure.

Upon termination or expiration of this Agreement, both Parties will return to the other Party, without delay, such Confidential Information and such promotional materials, as the other Party may request.
12.5   Insurance.  Each Party will maintain a comprehensive commercial liability insurance policy in an amount sufficient to fulfill the indemnification obligations of such Party set forth herein. Without limiting the indemnity obligations or liabilities of Company or its insurers, Company agrees to maintain sufficient insurance to cover its obligations and all claims, demands, judgments, causes of actions, losses, costs or expenses (including but not limited to reasonable attorneys' fees) arising out of any bodily injury, any loss of or damage to any property, or any other loss or damage to the extent caused by or arising out of Company's sale of products. Company will maintain, at a minimum, on a primary basis, commercial general liability (CGL) insurance, including completed operations liability and contractual liability coverage in an amount not less than [***************************************************], employers liability insurance in an amount not less than [************] and umbrella liability insurance not less than [***********] each occurrence, naming LTC as an additional insured under its CGL and Umbrella policy to the extent of its obligations under this Agreement and to furnish certificates of insurance evidencing such insurance upon attaining such insurance. The limits of coverage may be provided by a combination of primary insurance and excess/umbrella liability insurance. Umbrella and/or Excess Liability insurance shall be written on an occurrence basis and in excess of the limits provided by the Employer's Liability and General Liability insurance policies. All policies required above shall include endorsements to waive any right of subrogation and recovery against LTC and Thermo Fisher Scientific Inc. and their respective insurance companies. Company will provide LTC with advance written notice of any change in coverage [***********] before any such change is to be effective. Company's insurance shall be primary to any of LTC's insurance policies.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

12.6  Notices.  All communication concerning this Agreement must be given in writing and will be considered to have been duly delivered when received. The addresses to be used for such notices will be as follows, unless and until changed by either Party by providing proper notice to the other Party:

To LTC:

Life Technologies Corporation
5823 Newton Drive
Carlsbad, California 92008

With a copy to (which copy will not constitute notice hereunder):

Life Technologies Corporation
5823 Newton Drive
Carlsbad, California 92008
Attention: License Management & Contract Compliance
E-mail Address: [*************]

To Company:

OpGen, Inc.
708 Quince Orchard Road
Gaithersburg, Maryland 20878
Attention: Tim Dec
E-mail Address: [*************]

With copy to (which copy will not constitute notice hereunder):

Ballard Spahr LLP
1735 Market Street, 51st Floor
Philadelphia, Pennsylvania 19103
Attention: Mary J. Mullany
E-mail Address: [*************]

Either Party may, by like written notice to the other, change the addresses, fax numbers and names given above.
12.7  Assignment.  Neither this Agreement nor any right or obligation hereunder may be assigned or otherwise transferred (whether voluntarily, by operation of law, or otherwise) by one Party, without the prior express written consent of the other Party.  Either Party may, without consent, assign this Agreement and its rights and obligations hereunder to an Affiliate or in connection with the transfer or sale of all or substantially all of its business or business unit to which this Agreement pertains, or in the event of its merger, consolidation, change in control or similar transaction.  Any permitted assignee will assume all obligations of its assignor under this Agreement.  Any purported assignment or transfer in violation of this Section 12.7 will be void.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

12.8     Applicable Law.  This Agreement will be governed by the laws of the State of California, United States, without regard to its conflicts of laws rules,  provided however, that those matters pertaining to the validity or enforceability of patent rights will be interpreted and enforced in accordance with the laws of the territory in which such patent rights exist.  The Parties agree that any application of the United Nations Convention on Contracts for the International Sale of Goods (1980) is specifically excluded and will NOT apply to this Agreement.
12.9     Entire Agreement.  This Agreement, together with its attached Exhibits, constitutes the entire, full, and complete agreement between the Parties concerning the subject matter hereof, and supersedes all prior agreements, negotiations, representations, and discussions, written or oral, express or implied, between the Parties in relation thereto. However, to the extent of any conflict or inconsistency between the provisions in the body of this Agreement and the provisions of any Exhibits hereto, the terms and conditions in the body of this Agreement will govern.
12.10   Relationship of the Parties.  The relationship of the Parties is that of independent contractors, and nothing herein will be construed as establishing one Party or any of its employees as the agent, legal representative, joint venturer, partner, employee, or servant of the other.  Except as set forth herein, neither Party will have any right, power or authority to assume, create or incur any expense, liability or obligation, express or implied, on behalf of the other. Neither Party will hold itself out as being the agent, legal representative, joint venturer, partner, employee, or servant of the other Party or as having authority to represent or act for the other Party in any capacity whatsoever, except as authorized herein.
12.11   No Amendment.  This Agreement will not be amended except by an instrument in writing executed by both Parties.
12.12   No Waiver.  The Parties hereto mutually covenant and agree that no waiver by either Party of any breach of the terms of this Agreement will be deemed a waiver of any subsequent breach thereof.
12.13   Headings.  Headings used herein are for descriptive purposes only and will not control or alter the meaning of this Agreement as set forth in the text.
12.14   No Construction Against Drafter.  The Parties acknowledge and agree that both Parties have participated in the drafting and negotiation of this contract and have had a free and equal opportunity to do so, that both Parties have been represented by counsel or had an opportunity to be represented by counsel, and that the provisions of this Agreement will not be construed against either Party as the drafter.
12.15   No Third Party Rights.  This Agreement is made solely for the benefit of the Parties to this Agreement and their respective permitted successors and assigns, and no other person or entity will have or acquire any right by virtue of this Agreement unless otherwise agreed in writing by all the Parties hereto.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

12.16   Severability.  Should one or more of the provisions contained in this Agreement be held invalid, illegal or unenforceable by a court or tribunal with jurisdiction to do so, then the validity, legality and enforceability of the remaining provisions contained herein will not be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affect the Parties' substantive rights.  In such instance, the Parties will use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of this Agreement.
12.17   Counterparts.  This Agreement may be signed in two or more counterparts, all of which together will constitute one and the same Agreement, binding on the Parties as if each had signed the same document.  The exchange of executed copies of this Agreement by facsimile, portable document format (PDF) or other reasonable form of electronic transmission will constitute effective execution and delivery of this Agreement.
12.18   Further Actions.  Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.
12.19   Disclosure Required by Securities Law.  Notwithstanding Section 12.4, the Parties recognize that the Company may be required to disclose information related to the existence of this Agreement and material terms of this Agreement  pursuant to applicable U.S. securities laws and regulations, including filing this Agreement as an exhibit to its filings with the U.S. Securities and Exchange Commission (the "SEC"), subject to seeking confidential treatment for provisions of this Agreement as permitted by applicable law.  The Company agrees to provide LTC with prior advance notice of the timing and proposed contents of any such disclosure, including any applicable confidential treatment request.  Company will give LTC reasonable time and opportunity to review and comment on such proposed disclosure and Company will reasonably consider and incorporate such comments to the extent the comments are consistent with applicable law.  LTC agrees that it will promptly provide its comments to Company.  The Company agrees to redact provisions of this Agreement to the fullest extent permitted under the regulations and guidance of the SEC.
[Signature page follows]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.
Life Technologies Corporation	OpGen Inc.
/s/ Lisa Sellers	/s/ Evan Jones
Name: Lisa Sellers	Name: Evan Jones
Title: Senior Director	Title: Chairman & CEO

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A

COMPANY PRODUCT

This exhibit can be modified, from time to time, by mutual written agreement.

1.	mAST Rapid Tests
2.	mAST Rapid Test Software
3.	Acuitas Lighthouse Knowledgebase

A-1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT B

LTC PRODUCT & PRICING

Prices for LTC Research Product below, applicable in [*******] only.

Product Description	Commercial Use Part # (TO BE USED FOR ORDERING)	Reference Price (For 2017) (USD)***	% Discount Off Reference Price**
Aggregate purchases (services, & units) in USD			[**********]	[************************]	[************]
QuantStudio® 5 Real-Time PCR System, 96 well 0.2mL block, with Laptop Computer or Tower Computer	[***********] or [********]	[**********]	[*****]	[******]	[******]
QuantStudio® 5 Real-Time PCR System 1 Year Extended Warranty AB Assurance, 1 PM (paid upfront*)	[*****************]	[*******]	[********]	[******]	[*******]
QuantStudio® 5 SVC, OQIPV 96W	[***********]	[********]	[********]	[********]	[*******]
QuantStudio® 5 SVC, IQOQIPV 96W	[***********]	[*******]	[********]	[*******]	[*******]
Prices for LTC Dx Product below, applicable in [******] only.
Product Description	Commercial Use Part # (TO BE USED FOR ORDERING)		Price (Euro) for 2017**
Aggregate purchases (services, & units) in USD			[**********]	[************************]	[************]
QuantStudio5™ Dx (CE-IVD) Real-Time PCR Instrument, with Laptop or Tower Computer	[***********] or [********]		[********]	[******]	[*******]
QuantStudio™ 5 Dx (CE-IVD) Real-Time PCR Instrument 1 Year Extended Warranty AB Assurance Dx, 1 PM and 1OQ/PQ (paid upfront*)	[*****************]		[********]	[******]	[*******]

*	To be ordered and paid with the purchase of each instrument. Payment for the service is required at the time of instrument purchase.

**
[**************************************************************************************************************************************************************************************************************
*************************************************************************************************************************************]

***
LTC may, at its own discretion, increase the Reference Price for LTC Research Product (and associated service plans) and LTC Dx Product (and associated service plans) by up to [***] on an annual basis each year during the Term of this Agreement.

B-1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   EXHIBIT C
EXAMPLE OF SERVICE PLAN FEATURES

C-1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT D
Life Technologies Instrument Services Terms and Conditions

D-1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT E
TERRITORY

(List of Countries*)

[**************]
[*********]

* Additional countries may be added by simple amendment agreed to by the Parties.
Both Party's need confirmation on registration status of their Products prior to selling in the above countries.

E-1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT F

Company Affiliates and Company Distributors

None

This exhibit can be modified, from time to time, by mutual written agreement.

F-1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT G
Warranty

G-1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT H
REPRESENTATIONS AND WARRANTIES

H-1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH "*" AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT I
QUALITY AGREEMENT

E-1